      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 8, 1998
                                                     REGISTRATION NO. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                  ARTECON, INC.
             (Exact name of Registrant as specified in its charter)

                 Delaware                                 77-032-4887
       (State or other jurisdiction                     (I.R.S. Employer
     of incorporation or organization)               Identification Number)

            6305 El Camino Real                              92009
           Carlsbad, California                            (Zip code)
      (Address of principal executive
                 offices)

                             1996 STOCK OPTION PLAN
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the plans)


                                James L. Lambert
                       President, Chief Executive Officer
                                  and Director
                                  ARTECON, INC.
                               6305 El Camino Real
                           Carlsbad, California 92009
                     (Name and address of agent for service)

                                 (760) 931-5500
          (Telephone number, including area code, of agent for service)


                                   Copies to:

                              Thomas A. Coll, Esq.
                               Jane K. Adams, Esq.
                               COOLEY GODWARD LLP
                        4365 Executive Drive, Suite 1100
                           San Diego, California 92121
                                 (619) 550-6000

                         CALCULATION OF REGISTRATION FEE


                                                                   PROPOSED           PROPOSED
                                                                    MAXIMUM            MAXIMUM
                                                                   OFFERING           AGGREGATE
            TITLE OF SECURITIES                  AMOUNT TO           PRICE            OFFERING        AMOUNT OF
             TO BE REGISTERED                  BE REGISTERED     PER SHARE (2)        PRICE (2)    REGISTRATION FEE
             ----------------                  -------------     -------------        ---------    ----------------
  Common Stock, ($.005) par value           2,200,000 shares(1)    $2.875 - $3.75     $6,976,065        $2,058


(1) Represents the additional number of shares authorized for issuance under the 1996 Stock Option Plan and the 1996 Employee Stock Purchase Plan.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1). The price per share and aggregate offering price are based upon (a) the actual exercise price for shares subject to options previously granted under the Registrant's 1996 Stock Option Plan; and (b) the average of the high and low price of the Registrant's Common Stock on June 4, 1998, as reported on the Nasdaq National Market for shares subject to options to be granted under the 1996 Stock Option Plan and shares subject to purchase under the 1996 Employee Stock Purchase Plan. The following chart shows the calculation of the registration fee.


                Type of                        Number of           Offering Price         Aggregate
                Shares                           Shares              Per Share          Offering Price
                ------                           ------              ---------          --------------
Shares subject to outstanding stock        1,246,146 shares        $3.375 - $3.75         $4,233,735
options

Shares issuable under options
available for grant under the 1996           753,854 shares            $2.875             $2,167,330
Stock Option Plan

Shares available for purchase by
employees under the 1996 Employee            200,000 shares            $2.875             $  575,000
Stock Purchase Plan

  INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENTS ON FORM S-8


        The contents of Registration Statement on Form S-8 No. 333-29129 filed with the Securities and Exchange Commission on June 12, 1997, and as amended on December 19, 1997, are incorporated by reference herein.

ITEM 8.  EXHIBITS.


    Exhibit No.    Description
    -----------    -----------
        4.1     Second Amended and Restated Certificate of Incorporation of the
                Registrant. (1)

        4.2     Certificate of Amendment to Amended and Restated Certificate of
                Incorporation of the Registrant. (2)

        4.3     Bylaws, as amended, of the Registrant.

        4.4     Specimen stock certificate.

        5.1     Opinion of Cooley Godward LLP.

        23.1    Consent of Deloitte & Touche LLP, Independent Auditors.

        23.2    Consent of Price Waterhouse LLP, Independent Accountants.

        23.3    Consent of Ernst & Young LLP, Independent Auditors.

        23.4    Consent of Arthur Andersen LLP, Independent Public Accountants.

        23.5 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

        24.1    Power of Attorney is contained on the signature pages.

        99.1    1996 Stock Option Plan, as amended on March 31, 1998.

        99.2    1996 Employee Stock Purchase Plan, as amended on March 31, 1998.

-----------
(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-20045), as amended, and incorporated by reference herein.

(2) Filed as an exhibit to the Registrant's Registration Statement on Form S-4 (No. 333-47593) on March 9, 1998, and incorporated by reference herein.


                                       2.

                                   SIGNATURES

        The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, State of California, on June 8, 1998.

                         ARTECON, INC.


                         By: /s/ James L. Lambert
                            ------------------------------------------------
                             James L. Lambert
                             President, Chief Executive Officer and Director (Principal Executive Officer)

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James L. Lambert and Tesfaye Hailemichael, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ James L. Lambert                         President, Chief Executive         June 8, 1998
-------------------------------              Officer and Director
    James L. Lambert                         (Principal Executive Officer)



/s/ Tesfaye Hailemichael                     Chief Financial Officer            June 8, 1998
-------------------------------              (Principal Financial and
    Tesfaye Hailemichael                     Accounting Officer



/s/ W.R. Sauey                               Chairman of the Board of           June 2, 1998
-------------------------------              Directors
    W.R. Sauey

/s/ Norman R. Farquhar                       Director                           June 8, 1998
-------------------------------
    Norman R. Farquhar


/s/ William J. Filip                         Director                           June 8, 1998
-------------------------------
    William J. Filip


/s/ Brian D. Fitzgerald                      Director                           June 2, 1998
-------------------------------
    Brian D. Fitzgerald


/s/ Chop Sup Park                            Director                           June 8, 1998
-------------------------------
    Chop Sup Park


/s/ Jason C. Sauey                           Director                           June 8, 1998
-------------------------------
    Jason C. Sauey


                                       3.

                                  EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------
        4.1     Second Amended and Restated Certificate of Incorporation of the
                Registrant. (1)

        4.2     Certificate of Amendment to Amended and Restated Certificate of
                Incorporation of the Registrant. (2)

        4.3     Bylaws, as amended, of the Registrant.

        4.4     Specimen stock certificate.

        5.1     Opinion of Cooley Godward LLP.

        23.1    Consent of Deloitte & Touche LLP, Independent Auditors.

        23.2    Consent of Price Waterhouse LLP, Independent Accountants.

        23.3    Consent of Ernst & Young LLP, Independent Auditors.

        23.4    Consent of Arthur Andersen LLP, Independent Public Accountants.

        23.5 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

        24.1    Power of Attorney is contained on the signature pages.

        99.1    1996 Stock Option Plan, as amended on March 31, 1998.

        99.2    1996 Employee Stock Purchase Plan, as amended on March 31, 1998.

-----------
(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-20045), as amended, and incorporated by reference herein.

(2) Filed as an exhibit to the Registrant's Registration Statement on Form S-4 (No. 333-47593) on March 9, 1998, and incorporated by reference herein.


                                       4.